SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  ____________
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  MAY 1, 2003

                              EMERITUS CORPORATION
               (Exact name of registrant as specified in charter)

                      WASHINGTON     1-14012     91-1605464
    (State or other jurisdiction of incorporation)     (Commission File Number)
                        (IRS Employer Identification No.)

                              Raymond R. Brandstrom
        Vice President of Finance, Chief Financial Officer, and Secretary
                              Emeritus Corporation
                         3131 Elliott Avenue, Suite 500
                            Seattle, Washington 98121
               (Address of principal executive offices) (Zip Code)

                                 (206) 298-2909
              (Registrant's telephone number, including area code)

ITEM  2.      ACQUISITION  OR  DISPOSITION  OF  ASSETS

     This Form 8-K amends the interim report on Form 10-Q dated March 31, 2003, (filed May 9, 2003) to include Item 7 (a) Financial Statements, and Item 7 (b) Pro Forma Financial Information.

ITEM  7.      FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  statements  of  business  acquired

The combined balance sheets of the Eight Facilities operated by Balanced Care Corporation Acquired by Emeritus Corporation as of March 31, 2003, and June 30, 2002, and the combined statements of operations, cash flows, and changes in net equity (deficit) of parent company for the nine months ended March 31, 2003, and the year ended June 30, 2002, and notes thereto and report of Independent
Auditors  relating  to  the  June  30,  2002,  financial  statements.

(b)     Unaudited  Pro  Forma  Financial  Information:

i.   Emeritus Corporation Pro Forma Consolidated Balance Sheet as of March 31,
     2003;
ii. Emeritus Corporation Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2003, and the year ended December 31, 2002;
iii. Notes to the Pro Forma Consolidated Financial Statements;

(c)     Exhibits:

23.1     Consent  of  KPMG  LLP


                          INDEX TO FINANCIAL STATEMENTS
                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION



                                                                         PAGES:
Independent AuditorsReport. . . . . . . . . . . . . . . . . . . . . . .       1
Financial Statements:
Combined Balance Sheet at June 30, 2002 . . . . . . . . . . . . . . . .       2
Combined Statement of Operations for the year ended June 30, 2002 . . .       3
Combined Statement of Changes in Net Equity (Deficit) of Parent Company
    for the year ended June 30, 2002. . . . . . . . . . . . . . . . . .       4
Combined Statement of Cash Flows for the year ended June 30, 2002 . . .       5
Notes to Combined Financial Statements. . . . . . . . . . . . . . . . .       6

Condensed Financial Statements (Unaudited):
Combined Balance Sheets as of March 31, 2003 and June 30, 2002. . . . .      11
Combined Statements of Operations for the nine months ended
  March 31, 2003 and 2002 . . . . . . . . . . . . . . . . . . . . . . .      12
Combined Statements of Changes in Net Deficit of Parent Company
  for the nine months ended March 31, 2003. . . . . . . . . . . . . . .      13
Combined Statements of Cash Flows for the nine months
  ended March 31, 2003 and 2002 . . . . . . . . . . . . . . . . . . . .      14
Notes to Combined Financial Statements. . . . . . . . . . . . . . . . .      15

                          INDEPENDENT AUDITORS' REPORT

The  Board  of  Directors
Emeritus  Corporation:

We have audited the accompanying combined balance sheet of the Eight Facilities Operated by Balanced Care Corporation Acquired by Emeritus Corporation (Acquired Facilities), as described in note 1, as of June 30, 2002, and the related statements of operations, changes in net equity (deficit) of parent company, and cash flows for the year then ended. These combined financial statements are the responsibility of the Acquired Facilities' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Acquired Facilities as of June 30, 2002, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/  KPMG, LLP


Baltimore,  Maryland
June  23,  2003


                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
                             COMBINED BALANCE SHEET
                                  JUNE 30, 2002
                                 (IN THOUSANDS)
                                     ASSETS


Current Assets:
 Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . .  $   70
 Accounts receivable (net of allowance for doubtful accounts of $59)     294
  Prepaid expenses and other current assets. . . . . . . . . . . . .      82
                                                                      -------
 Total current assets. . . . . . . . . . . . . . . . . . . . . . . .     446
Restricted investments . . . . . . . . . . . . . . . . . . . . . . .     526
Property and equipment, net (note 3) . . . . . . . . . . . . . . . .     300
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
                                                                      -------
                                                                      $1,277
                                                                      =======

                  LIABILITIES AND NET DEFICIT OF PARENT COMPANY

Current Liabilities:
 Current portion of long-term debt (note 5). . . . . . . . . . . . .  $   14
  Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . .      46
 Accrued payroll . . . . . . . . . . . . . . . . . . . . . . . . . .     242
 Accrued expenses (note 4) . . . . . . . . . . . . . . . . . . . . .     175
  Unearned rent revenue. . . . . . . . . . . . . . . . . . . . . . .     350
                                                                      -------
 Total current liabilities . . . . . . . . . . . . . . . . . . . . .     827
Long-term debt, net of current portion (note 5). . . . . . . . . . .       2
Straight-line lease liability. . . . . . . . . . . . . . . . . . . .     397
Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . .     124
                                                                      -------
 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . .   1,350

Commitments and contingencies (note 6 and 10). . . . . . . . . . . .       -

Net deficit of parent company. . . . . . . . . . . . . . . . . . . .     (73)
                                                                      -------
                                                                      $1,277
                                                                      =======


            SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.


                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
                         COMBINED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2002
                                  (IN THOUSANDS)




Revenues:
  Resident services. . . . . . . . . . . .  $12,209
  Other revenues . . . . . . . . . . . . .       76
                                            --------
                                             12,285

Operating expenses:
  Facility operating expenses:
         Salaries, wages, and benefits . .    4,870
         Other operating expenses. . . . .    3,108
  Management fees. . . . . . . . . . . . .      749
  Lease expense. . . . . . . . . . . . . .    3,953
  Depreciation and amortization. . . . . .       83
  Loss on impairment of long-lived assets.      924
                                            --------
          Total operating expenses . . . .   13,687
                                            --------
       Loss from operations. . . . . . . .   (1,402)

Other income (expense):
  Interest and other income. . . . . . . .        2
  Interest expense . . . . . . . . . . . .       (4)
                                            --------
          Loss before income taxes . . . .   (1,404)
Provision for income taxes (note 7). . . .      (23)
                                            --------
          Net loss . . . . . . . . . . . .  $(1,427)
                                            ========


            SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.


                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
    COMBINED STATEMENTS OF CHANGES IN NET EQUITY (DEFICIT) OF PARENT COMPANY
                            YEAR ENDED JUNE 30, 2002
                                  (IN THOUSANDS)


Balance at June 30, 2001. .                      $ 1,532
Net distributions to parent company                 (178)
Net loss. . . . . . . . . .                       (1,427)
                                                 --------
Balance at June 30, 2002. .                      $   (73)
                                                 ========


            SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.


                                EIGHT FACILITIES OPERATED BY
                                  BALANCED CARE CORPORATION
                              ACQUIRED BY EMERITUS CORPORATION
                              COMBINED STATEMENT OF CASH FLOWS
                                  YEAR ENDED JUNE 30, 2002
                                       (IN THOUSANDS)




CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $(1,427)
   Adjustments to reconcile net loss to net cash used for
    operating activities:
      Depreciation and amortization. . . . . . . . . . . . . . . . . . . . . . . .       83
      Loss on impairment of long-lived assets. . . . . . . . . . . . . . . . . . .      924
   Changes in operating assets and liabilities, excluding effects of acquisitions:
      Decrease in receivables, net . . . . . . . . . . . . . . . . . . . . . . . .       12
      Decrease in prepaid expenses and other current assets. . . . . . . . . . . .        5
      Increase in current liabilities. . . . . . . . . . . . . . . . . . . . . . .      215
      Decrease in straight-line lease liability. . . . . . . . . . . . . . . . . .      (44)
                                                                                    --------
            Net cash used in operating activities. . . . . . . . . . . . . . . . .     (232)
                                                                                    --------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment. . . . . . . . . . . . . . . . . . . . .       (2)
      Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       35
                                                                                    --------
            Net cash provided by investing activities. . . . . . . . . . . . . . .       33
                                                                                    --------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Payment on long-term debt. . . . . . . . . . . . . . . . . . . . . . . . . .      (14)
      Decrease in other liabilities. . . . . . . . . . . . . . . . . . . . . . . .      (19)
      Net distributions to parent company. . . . . . . . . . . . . . . . . . . . .     (178)
                                                                                    --------
            Net cash used in financing activities. . . . . . . . . . . . . . . . .     (211)
                                                                                    --------
            Decrease in cash and cash equivalents. . . . . . . . . . . . . . . . .     (410)
Cash and cash equivalents at beginning of year . . . . . . . . . . . . . . . . . .      480
                                                                                    --------
Cash and cash equivalents at end of year . . . . . . . . . . . . . . . . . . . . .  $    70
                                                                                    ========


SUPPLEMENTAL CASH FLOW INFORMATION
      Cash paid for interest . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     2
                                                                                    ========


            SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.

                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
                     Notes to Combined Financial Statements
                                  June 30, 2002
                             (Dollars in thousands)
(1)     BACKGROUND

On April 30, 2003, Operations Transfer Agreements with respect to eight assisted living facilities (the Acquired Facilities) were entered into by and among the operator-lessees of the facilities (the operator-lessees), Balanced Care Corporation (BCC), BCC subsidiaries managing the facilities (the managers), collectively the Transferor, and Emeritus Corporation (Emeritus or the new operator) and the owners of the facilities. In December 2002 and January 2003, BCC subsidiaries acquired six of the operator-lessees; the operator-lessees of the remaining two facilities were BCC subsidiaries.

The facilities were leased pursuant to the terms of previous Lease Agreements between the owner and the operator-lessees, and were managed pursuant to the terms of previous management agreements between the operator-lessees and the managers. Emeritus and the owner have entered into new Lease and Security Agreements with respect to the Acquired Facilities and the previous lessees, the owner, manager and certain others have executed certain settlement and termination agreements.

The Acquired Facilities' financial statements for the year ended June 30, 2002 are presented for the purposes of complying with the Securities and Exchange
Commission's  rules  and  regulations  regarding  acquired  businesses.

The combined financial statements of the Acquired Facilities reflect the historical accounts of the operator-lessees of the assisted living facilities, including management fees charged by BCC subsidiaries to the individual facilities. Such fees, calculated as a percentage of revenue, are based on management agreements. However, BCC has operated certain other businesses and has provided certain services to the Acquired Facilities, including financial, legal, accounting, human resources and information systems services. Accordingly, management fees and other expense allocations to the Acquired Facilities may not be representative of costs of such services to be incurred in the future (see note 9).


(2)     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(a)     REVENUE  RECOGNITION
Resident service revenues are recognized when services are rendered and consist of resident fees and other ancillary services provided to residents of the assisted living facilities.

(b)     CASH  AND  CASH  EQUIVALENTS
Cash equivalents consist of highly liquid instruments with original maturities of three months or less.

(c)     RESTRICTED  INVESTMENTS
Restricted investments consist of certificates of deposit that have been pledged as collateral for certain of the Acquired Facilities' lease commitments. The amounts are equivalent to three months lease payments and are generally restricted through the initial lease term.

(d)     PROPERTY  AND  EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation or, where appropriate, the present value of the related capital lease obligations less accumulated amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets (see note 3). Expenditures for maintenance and repairs necessary to maintain property and equipment in efficient operating condition are charged to operations. Costs for additions and betterments are capitalized.

(e)     IMPAIRMENT  OF  LONG-LIVED  ASSETS
Management reviews its long-lived assets and certain identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted future net cash flow expected to be generated by the asset. The amount of impairment loss is determined by comparing the historical carrying value of the asset to its estimated fair value. Estimated fair value is determined through an evaluation of recent financial performance and projected discounted cash flows of the facilities using standard industry valuation techniques. This comparison is performed on a facility-by-facility basis.

(f)     STRAIGHT-LINE  LEASE  LIABILITY
Straight-line lease liabilities represent lease deposit funding received from REITs relating to lease transactions. The Acquired Facilities pay rent on these funds and amortizes the related straight-line lease liability over the initial lease term as a reduction of rent expense.

(g)     NET  EQUITY  OF  PARENT  COMPANY
The parent companies of the operator-lessees transfer excess cash from the Acquired Facilities and make working capital advances and corporate allocations to the Acquired Facilities. These advances include amounts to fund cash shortfalls, advances for accounts payable and amounts paid for employee benefits and other items. The resulting net balance of the aforementioned transactions plus the parent companies' initial investment in the Acquired Facilities and the cumulative deficit of the Acquired Facilities is classified as net equity of parent company in the accompanying balance sheet.

(h)     INCOME  TAXES
The Acquired Facilities are included in the parent companies' federal income tax returns. The income taxes reported in the Acquired Facilities financial statements are an allocation of income taxes calculated as if the Acquired
Facilities were a separate taxpayer. The Acquired Facilities follow the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

(i)     USE  OF  ESTIMATES
The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during reported period. Actual results could differ from these estimates.

(3)     PROPERTY  AND  EQUIPMENT

Property  and  equipment  consist  of  the  following  at  June  30,  2002:




                                  ESTIMATED
                                 USEFUL LIFE          2002
                               ---------------        ----
Land and land improvements . .      2-5 years         $ 53
Leasehold improvements . . . .  Term of lease          217
Fixed and moveable equipment .     3-20 years          162
                                                      ----
                                                       432
Less: accumulated depreciation                         132
                                                      ----
                                                      $300
                                                      ====


Depreciation expense was $71 in 2002. At June 30, 2002, fixed and moveable equipment included approximately $16 of assets that have been capitalized under capital leases. Amortization of the leased assets is included in depreciation expense.

(4)     ACCRUED  EXPENSES

Accrued  expenses  consist  of  the  following  at  June  30,  2002:



Accrued property taxes               $ 40
Accrued rent . . . . .                 73
Other accrued expenses                 62
                                     ----
                                     $175
                                     ====



 (5)     LONG-TERM  DEBT

Long-term debt at June 30, 2002 consists of capital lease obligations having principal and interest payable monthly.

(6)     LEASES

The Acquired Facilities are leased under operating lease agreements with Healthcare Realty Trust. As described in note 1, the leases were terminated on April 30, 2003.

(7)     INCOME  TAXES

The provision for income taxes for the year ended June 30, 2002 consists of current state income taxes.

A reconciliation of income tax expense computed at the statutory federal tax rate on income to the actual income tax expense is as follows:




Income taxes computed at statutory rate. . . .      $(477)
State income taxes, net of federal tax benefit         23
Effect of items not deductible for tax puposes          4
Change in the beginning of the year valuation
   allowance for deferred tax assets allocated
   to tax expense. . . . . . . . . . . . . . .        473
                                                    ------
                    Income tax provision . . .      $  23
                                                    ======


Deferred income taxes reflect temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets consist of the following as of June 30, 2002:




Straight-line rents not included in income . . .      $   119
Vacation and other accruals. . . . . . . . . . .           20
Net operating loss carryforward. . . . . . . . .        2,911
Allowance for doubtful accounts. . . . . . . . .           23
Depreciation and amortization due to differences
   in book/tax basis . . . . . . . . . . . . . .          264
                                                      --------
                    Gross deferred tax assets. .        3,337
Valuation allowance. . . . . . . . . . . . . . .       (3,337)
                                                      --------
                    Net deferred tax assets. . .      $     -
                                                      ========


At June 30, 2002, the Company had net operating loss carryforwards of approximately $7,600 that expire at various dates through 2022. These net operating loss carryforwards may be significantly limited under various sections of the Internal Revenue Code.

(8)     IMPAIRMENT  OF  LONG-LIVED  ASSETS

In 2002, the economic environment in which the facilities operate negatively affected the operating results of the Acquired Facilities, resulting in a loss from operations. As a result, management applied Statement of Financial
Accounting Standards No. 121. In accordance with SFAS No. 121, management estimated the future cash flows expected to result from those assets to be held and used. In estimating the future cash flows for determining whether an asset is impaired, and if expected future cash flows used in measuring assets are impaired, management grouped its assets at the lowest level for which there are identifiable cash flows, the facility level. After determining the facilities subject to an impairment charge, management determined the estimated fair value of such facilities. The carrying value of property and equipment exceeded the fair value by $924 at June 30, 2002.

(9)     OTHER  RELATED  PARTY  TRANSACTIONS

Management fees represent fees for certain corporate administrative and general services, including financial, legal, accounting, human resources and information systems services provided by BCC. Management fees have been provided at a range of 6% to 7% of total revenues of each facility. Management believes that this allocation method is reasonable. However, management believes that the Acquired Facilities' corporate administrative and general expenses on a stand-alone basis may have been different had the Acquired Facilities operated as an unaffiliated entity.

(10)     LITIGATION

The Acquired Facilities are party to various claims, legal actions, and complaints arising in the ordinary course of business. In the opinion of management, all such matters are without merit or are of such a kind, or involve such amounts, that their unfavorable disposition would not have a material adverse effect on the financial position, results of operations or the liquidity of the Acquired Facilities.


                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
                             COMBINED BALANCE SHEET
                                 (IN THOUSANDS)
                                     ASSETS


                                                MARCH 31, 2003
                                                  UNAUDITED       JUNE 30, 2002
                                               ----------------  ---------------
Current Assets:
 Cash and cash equivalents. . . . . . . . . .  $             7   $           70
 Accounts receivable. . . . . . . . . . . . .              245              294
  Prepaid expenses and other current assets .               91               82
                                               ----------------  ---------------
 Total current assets . . . . . . . . . . . .              343              446
Restricted investments. . . . . . . . . . . .              526              526
Property and equipment, net . . . . . . . . .            1,760              300
Other assets. . . . . . . . . . . . . . . . .                5                5
                                               ----------------  ---------------
                                               $         2,634   $        1,277
                                               ================  ===============

                  LIABILITIES AND NET DEFICIT OF PARENT COMPANY

Current Liabilities:
 Current portion of long-term debt. . . . . .  $            31   $           14
 Accounts payable . . . . . . . . . . . . . .               80               46
 Accrued payroll. . . . . . . . . . . . . . .              207              242
 Accrued expenses . . . . . . . . . . . . . .            1,473              175
 Deferred revenue . . . . . . . . . . . . . .              533              350
                                               ----------------  ---------------
 Total current liabilities. . . . . . . . . .            2,324              827
Long-term debt, net of current portion. . . .                -                2
Straight-line lease liability . . . . . . . .              348              397
Other long-term liabilities . . . . . . . . .              105              124
                                               ----------------  ---------------
 Total liabilities. . . . . . . . . . . . . .            2,777            1,350

Net deficit of parent company . . . . . . . .             (143)             (73)
                                               ----------------  ---------------
                                               $         2,634   $        1,277
                                               ================  ===============


            SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.

                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
                        COMBINED STATEMENTS OF OPERATIONS
                    NINE MONTHS ENDED MARCH 31, 2003 AND 2002
                                  (IN THOUSANDS)


                                               2003       2002
                                             UNAUDITED  UNAUDITED
                                            ----------  ---------
Revenues:
  Resident services. . . . . . . . . . . .  $    9,020   $9,229
  Other revenues . . . . . . . . . . . . .         169       49
                                            -----------  -------
Total revenues . . . . . . . . . . . . . .       9,189    9,278

Operating expenses:
  Facility operating expenses:
         Salaries, wages, and benefits . .       3,557    3,705
         Other operating expenses. . . . .       2,457    2,166
  Management fees. . . . . . . . . . . . .         570      564
  Lease expense. . . . . . . . . . . . . .       2,983    2,963
  Depreciation and amortization. . . . . .         106       63
                                            -----------  -------
          Total operating expenses . . . .       9,673    9,461
                                            -----------  -------
       Loss from operations. . . . . . . .        (484)    (183)

Other income (expense):
  Interest expense . . . . . . . . . . . .          (2)      (1)
                                            -----------  -------
          Loss before income taxes . . . .        (486)    (184)
Provision for income taxes (note 7). . . .          15       17
                                            -----------  -------
          Net loss . . . . . . . . . . . .  $     (501)  $ (201)
                                            ===========  =======


            SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.


                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
         COMBINED STATEMENTS OF CHANGES IN NET DEFICIT OF PARENT COMPANY
                  NINE MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
                                  (IN THOUSANDS)


Balance at June 30, 2002 . . . . . . . . . . . . . .  $   (73)
Net distributions to parent. . . . . . . . . . . . .   (1,116)
Property and equipment contributed by parent company    1,547
Net loss . . . . . . . . . . . . . . . . . . . . . .     (501)
                                                      --------
Balance at March 31, 2003. . . . . . . . . . . . . .  $  (143)
                                                      ========


            SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.

                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
                        COMBINED STATEMENTS OF CASH FLOWS
                    NINE MONTHS ENDED MARCH 31, 2003 and 2002
                                 (IN THOUSANDS)


                                                                                      2003      2002
                                                                                    UNAUDITED UNAUDITED
                                                                                    --------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   (501)  $(201)
   Adjustments to reconcile net loss to net cash used for
    operating activities:
      Depreciation and amortization. . . . . . . . . . . . . . . . . . . . . . . .       106      63
   Changes in operating assets and liabilities, excluding effects of acquisitions:
      Decrease (increase) in receivables, net. . . . . . . . . . . . . . . . . . .        50     (74)
      Decrease in prepaid expenses and other current assets. . . . . . . . . . . .        (9)    (15)
      Increase in current liabilities. . . . . . . . . . . . . . . . . . . . . . .     1,479     219
      Decrease in straight-line lease liability. . . . . . . . . . . . . . . . . .       (49)    (33)
                                                                                    ---------  ------
            Net cash provided by (used in) operating activities. . . . . . . . . .     1,076     (41)
                                                                                    ---------  ------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment. . . . . . . . . . . . . . . . . . . . .       (19)    (25)
      Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         -      33
                                                                                    ---------  ------
            Net cash provided by (used in) investing activities. . . . . . . . . .       (19)      8
                                                                                    ---------  ------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Payment on long-term debt. . . . . . . . . . . . . . . . . . . . . . . . . .       (11)    (10)
      Borrowings on long-term debt . . . . . . . . . . . . . . . . . . . . . . . .        26       -
      Decrease in other liabilities. . . . . . . . . . . . . . . . . . . . . . . .       (19)    (14)
      Net cash distributions to Parent . . . . . . . . . . . . . . . . . . . . . .    (1,116)   (189)
                                                                                    ---------  ------
            Net cash used in financing activities. . . . . . . . . . . . . . . . .    (1,120)   (213)
                                                                                    ---------  ------
            Decrease in cash and cash equivalents. . . . . . . . . . . . . . . . .       (63)   (246)
Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . .        70     480
                                                                                    ---------  ------
Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . .  $      7   $ 234
                                                                                    =========  ======


SUPPLEMENTAL CASH FLOW INFORMATION
      Cash paid for interest . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      2   $   1
                                                                                    =========  ======
SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITIES:
      Property and equipment contributed by parent company . . . . . . . . . . . .  $  1,547   $   -
                                                                                    =========  ======


            SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.

                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
                     Notes to Combined Financial Statements
                             March 31, 2003 and 2002
                             (Dollars in thousands)

(1)     BACKGROUND  AND  BASIS  OF  PRESENTATION

(a)     BACKGROUND

On April 30, 2003, Operations Transfer Agreements with respect to eight assisted living facilities (the Acquired Facilities) were entered into by and among the operator-lessees of the facilities (the operator-lessees), Balanced Care Corporation (BCC), BCC subsidiaries managing the facilities (the managers), collectively the Transferor, and Emeritus Corporation (Emeritus or the new operator) and the owners of the facilities. In December 2002 and January 2003, BCC subsidiaries acquired six of the operator-lessees; the operator-lessees of the remaining two facilities were BCC subsidiaries.

The facilities were leased pursuant to the terms of previous Lease Agreements between the owner and the operator-lessees, and were managed pursuant to the terms of previous management agreements between the operator-lessees and the managers. Emeritus and the owner have entered into new Lease and Security Agreements with respect to the Acquired Facilities; and the previous lessees, the owner, manager and certain others have executed certain settlement and termination agreements.

The Acquired Facilities' financial statements for the nine months ended March 31, 2003 and 2002 are presented for the purposes of complying with the Securities and Exchange Commission's rules and regulations regarding acquired businesses.

The combined financial statements of the Acquired Facilities reflect the historical accounts of the operator-lessees of the assisted living facilities, including management fees charged by BCC subsidiaries to the individual facilities. Such fees, calculated as a percentage of revenue, are based on management agreements. However, BCC has operated certain other businesses and has provided certain services to the Acquired Facilities, including financial, legal, accounting, human resources and information systems services. Accordingly, management fees and other expense allocations to the Acquired Facilities may not be representative of costs of such services to be incurred in the future.

In September 2002, the operator-lessees ceased making lease payments and sought to renegotiate the terms of the leases. Accordingly, at March 31, 2003 the leases are in default and the financial statements at such date reflect accrued and unpaid rents of $ 1,239.

                          EIGHT FACILITIES OPERATED BY
                            BALANCED CARE CORPORATION
                        ACQUIRED BY EMERITUS CORPORATION
                     Notes to Combined Financial Statements
                             March 31, 2003 and 2002
                             (Dollars in thousands)


(b)     BASIS  OF  PRESENTATION

The combined financial statements as of and for the nine-month periods ended March 31, 2003 and 2002 are unaudited but, in the opinion of management, have been prepared on the same basis as the audited financial statements and reflect all adjustments, consisting of normal recurring accruals necessary for a fair presentation of the information set forth therein. The results of operations for the nine-month period ended March 31, 2003 are not necessarily indicative of the operating results to be expected for the full year or any other period. These combined financial statements and notes should be read in conjunction with the combined financial statements and notes included in the audited financial statements of the Acquired Facilities for the year ended June 30, 2002 filed herewith.


(2)     ACQUISITION  OF  OPERATOR-LESSEES

As described in note 1, BCC subsidiaries acquired six of the operator-lessees in December 2002 and January 2003. The acquisition increased the basis in the facilities and equity of the parent company by $1,547. Such amount consisted of the purchase price of $1,201 and contributed property and equipment of $346.




             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     On May 1, 2003, Emeritus Corporation (the "Company") entered into a lease agreement with certain affiliates of Healthcare Realty Trust ("HRT"), for eight assisted living communities (the "Acquired Facilities") in four states containing an aggregate of approximately 490 units.

     The following unaudited pro forma consolidated financial statements are presented to illustrate the effects of the acquisition on the historical financial position and operating results. The Acquired Facilities have a June 30 fiscal year end, and the following unaudited pro forma financial statements are presented using the Company's December 31 fiscal year end.

     The following unaudited pro forma consolidated balance sheet of Emeritus Corporation at March 31, 2003, gives effect to the acquisition as if it occurred as of that date. The following unaudited pro forma consolidated statements of operations of Emeritus Corporation for the three months ended March 31, 2003, and the year ended December 31, 2002, gives effect to the acquisition as if it occurred as of January 1, 2002.

     The unaudited pro forma consolidated financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements, including the notes thereto, of the Company and the Acquired Facilities. For the Company, those financial statements are included in Emeritus Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, and Emeritus Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003. For the Acquired Facilities, those financial statements are filed herewith. The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of the Company that would have occurred had the acquisition been consummated as of the dates indicated. In addition, the unaudited pro forma consolidated financial statements are not necessarily indicative of the future financial condition or operating results of the Company.


                                                EMERITUS CORPORATION
                                   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                   MARCH 31, 2003
                                                   (IN THOUSANDS)


ASSETS
                                                                    ACQUIRED      PRO FORMA                EMERITUS
                                                       EMERITUS    FACILITIES    ADJUSTMENTS               COMBINED
                                                      ----------  ------------  -------------             ----------
Current Assets:
 Cash and cash equivalents . . . . . . . . . . . . .  $   4,954   $         7   $         93     (a,b,j)  $   5,054
 Short-term investments. . . . . . . . . . . . . . .      2,903                                               2,903
 Trade accounts receivable, net. . . . . . . . . . .      1,612           245           (245)        (a)      1,612
 Other receivables . . . . . . . . . . . . . . . . .      3,189                                               3,189
 Prepaid expenses and other current assets . . . . .      5,195            91            (91)        (a)      5,195
                                                      ----------  ------------  -------------             ----------
 Total current assets. . . . . . . . . . . . . . . .     17,853           343           (243)                17,953
                                                      ----------  ------------  -------------             ----------

Property and equipment, net. . . . . . . . . . . . .    119,173         1,760         (1,760)        (a)    119,173
Property held for development. . . . . . . . . . . .      1,254                                               1,254
Notes receivable from and investments in affiliates.      6,453                                               6,453
Restricted deposits. . . . . . . . . . . . . . . . .      5,555           526           (526)        (a)      5,555
Lease acquisition costs, net . . . . . . . . . . . .      6,082                          500         (b)      6,582
Other assets, net. . . . . . . . . . . . . . . . . .      5,030             5             (5)        (a)      5,030
                                                      ----------  ------------  -------------             ----------
 Total assets. . . . . . . . . . . . . . . . . . . .  $ 161,400   $     2,634   $     (2,034)              $162,000
                                                      ==========  ============  =============             ==========

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
 Current portion of long-term debt . . . . . . . . .  $   3,404   $        31   $        (31)        (a)  $   3,404
 Trade accounts payable. . . . . . . . . . . . . . .      3,145            80            (80)        (a)      3,145
 Accrued employee compensation and benefits. . . . .      5,526           207           (207)        (a)      5,526
 Accrued interest. . . . . . . . . . . . . . . . . .      1,320                                               1,320
 Accrued real estate taxes . . . . . . . . . . . . .      1,387                                               1,387
 Accrued dividends on preferred stock. . . . . . . .     14,989                                              14,989
 Other accrued expenses. . . . . . . . . . . . . . .      8,501         1,473         (1,473)        (a)      8,501
 Deferred revenue. . . . . . . . . . . . . . . . . .      3,915           533           (533)        (a)      3,915
 Other current liabilities . . . . . . . . . . . . .      5,580                                               5,580
                                                      ----------  ------------  -------------             ----------
 Total current liabilities . . . . . . . . . . . . .     47,767         2,324         (2,324)                47,767
                                                      ----------  ------------  -------------             ----------

Long-term debt, less current portion . . . . . . . .    119,825                          600         (j)    120,425
Convertible debentures . . . . . . . . . . . . . . .     32,000                                              32,000
Deferred gain on sale of communities . . . . . . . .     20,233                                              20,233
Deferred rent. . . . . . . . . . . . . . . . . . . .      2,516                                               2,516
Straight-line lease liability. . . . . . . . . . . .                      348           (348)        (a)
Other long-term liabilities. . . . . . . . . . . . .        502           105           (105)        (a)        502
                                                      ----------  ------------  -------------             ----------
 Total liabilities . . . . . . . . . . . . . . . . .    222,843         2,777         (2,177)               223,443
                                                      ----------  ------------  -------------             ----------
Minority interests . . . . . . . . . . . . . . . . .        358                                                 358
Redeemable preferred stock . . . . . . . . . . . . .     25,000                                              25,000
Commitments and contingencies
Shareholders' Deficit:
Preferred Stock
Common Stock . . . . . . . . . . . . . . . . . . . .          1                                                   1
Additional paid-in capital . . . . . . . . . . . . .     69,328                                              69,328
Accumulated other comprehensive gain (loss). . . . .      1,391                                               1,391
Accumulated deficit. . . . . . . . . . . . . . . . .   (157,521)         (143)           143         (a)   (157,521)
                                                      ----------  ------------  -------------             ----------
 Total shareholders' deficit . . . . . . . . . . . .    (86,801)         (143)           143                (86,801)
                                                      ----------  ------------  -------------              ---------
 Total liabilities and shareholders' deficit . . . .  $ 161,400   $     2,634   $     (2,034)              $162,000
                                                      ==========  ============  =============              =========


 SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                               EMERITUS CORPORATION
                             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                     FOR THE THREE MONTHS ENDED MARCH 31, 2003
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   ACQUIRED      PRO FORMA              EMERITUS
                                                      EMERITUS    FACILITIES    ADJUSTMENTS             COMBINED
                                                     ----------  ------------  -------------            ---------
Revenues:
  Community revenue . . . . . . . . . . . . . . . .  $  43,087   $     2,963   $                         $46,050
  Other service fees. . . . . . . . . . . . . . . .        993            67                               1,060
  Management fees . . . . . . . . . . . . . . . . .      3,097                                             3,097
                                                     ----------  ------------  -------------            ---------
          Total operating revenues. . . . . . . . .     47,177         3,030                              50,207
                                                     ----------  ------------  -------------            ---------

Expenses:
  Community operations. . . . . . . . . . . . . . .     28,646         2,130           (190)       (c)    30,586
  General and administrative. . . . . . . . . . . .      5,404                                             5,404
  Depreciation and amortization . . . . . . . . . .      1,846            90            (40)     (d,e)     1,896
  Facility lease expense. . . . . . . . . . . . . .      8,604         1,001           (139)       (f)     9,466
  Impairment of property and equipment
                                                     ----------  ------------  -------------             --------
          Total operating expenses. . . . . . . . .     44,500         3,221           (369)              47,352
                                                     ----------  ------------  -------------             --------
          Income (loss) from operations . . . . . .      2,677          (191)           369                2,855

Other income (expense):
  Interest income . . . . . . . . . . . . . . . . .        156            (0)                                156
  Interest expense. . . . . . . . . . . . . . . . .     (3,274)           (1)            16      (g,k)    (3,259)
  Other, net. . . . . . . . . . . . . . . . . . . .         48                                                48
                                                     ----------  ------------  -------------             --------
          Net other expense . . . . . . . . . . . .     (3,070)           (1)            16               (3,055)
                                                     ----------  ------------  -------------             --------

          Net Income (loss) before taxes. . . . . .       (393)         (192)           385                 (200)

Income tax provision. . . . . . . . . . . . . . . .                       15            (15)      (h)
                                                     ----------  ------------  -------------             --------
          Net Income (loss) . . . . . . . . . . . .       (393)         (207)           400                 (200)

Preferred stock dividends . . . . . . . . . . . . .      1,870                                             1,870
                                                     ----------  ------------  -------------            ---------
          Net income (loss) to common shareholders.  $  (2,263)  $      (207)  $        400              $(2,070)
                                                     ==========  ============  =============             ========

Loss per common share - basic and diluted . . . . .      (0.22)                                            (0.20)
                                                     ==========                                      ============

Weighted average number of common shares
      outstanding - basic and diluted . . . . . . .     10,247                                            10,247
                                                     ==========                                      ============



 SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                                EMERITUS CORPORATION
                             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   FOR THE TWELVE-MONTHS ENDED DECEMBER 31, 2002
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   ACQUIRED      PRO FORMA               EMERITUS
                                                      EMERITUS    FACILITIES    ADJUSTMENTS              COMBINED
                                                     ----------  ------------  -------------             ---------
Revenues:
  Community revenue . . . . . . . . . . . . . . . .  $ 137,662   $    12,127   $                         $149,789
  Other service fees. . . . . . . . . . . . . . . .      4,575           146                                4,721
  Management fees . . . . . . . . . . . . . . . . .     10,892                                             10,892
                                                     ----------  ------------  -------------             ---------
          Total operating revenues. . . . . . . . .    153,129        12,273                              165,402
                                                     ----------  ------------  -------------             ---------

Expenses:
  Community operations. . . . . . . . . . . . . . .     93,822         9,031           (748)        (c)   102,105
  General and administrative. . . . . . . . . . . .     21,112                                             21,112
  Depreciation and amortization . . . . . . . . . .      7,223            57            (45)      (d,e)     7,235
  Facility lease expense. . . . . . . . . . . . . .     29,975         3,961           (511)        (f)    33,425
  Impairment of property and equipment. . . . . . .                      924           (924)        (i)
                                                     ----------  ------------  -------------             ---------
          Total operating expenses. . . . . . . . .    152,132        13,973         (2,228)              163,877
                                                     ----------  ------------  -------------             ---------
          Income (loss) from operations . . . . . .        997        (1,700)         2,228                 1,525

Other income (expense):
  Interest income . . . . . . . . . . . . . . . . .        403             0                                  403
  Interest expense. . . . . . . . . . . . . . . . .    (11,728)           (5)            65       (g,k)   (11,668)
  Other, net. . . . . . . . . . . . . . . . . . . .      4,105                                              4,105
                                                     ----------  ------------  -------------             ---------
          Net other expense . . . . . . . . . . . .     (7,220)           (5)            65                (7,160)
                                                     ----------  ------------  -------------             ---------

          Net Income (loss) before taxes. . . . . .     (6,223)       (1,705)         2,293                (5,635)

Income tax provision. . . . . . . . . . . . . . . .                       23            (23)       (h)
                                                     ----------  ------------  -------------             ---------
          Net Income (loss) . . . . . . . . . . . .     (6,223)       (1,728)         2,316                (5,635)
                                                     ----------  ------------  -------------             ---------

Preferred stock dividends . . . . . . . . . . . . .      7,343                                              7,343
                                                     ----------  ------------  -------------             ---------
          Net income (loss) to common shareholders.  $ (13,566)  $    (1,728)  $      2,316              $(12,978)
                                                     ==========  ============  =============             =========


Loss per common share - basic and diluted . . . . .      (1.33)                                             (1.27)
                                                     ==========                                       ============

Weighted average number of common shares
      outstanding - basic and diluted . . . . . . .     10,207                                             10,207
                                                     ==========                                       ============



 SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                              EMERITUS CORPORATION
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1)     The  Acquisition

     On May 1, 2003, the Company entered into a lease agreement with certain affiliates of Healthcare Realty Trust ("HRT"), for eight assisted living communities (the "Acquired Properties") in four states containing an aggregate of approximately 490 units. The Company has no obligation with respect to the Acquired Facilities other than its responsibilities under the lease, which includes the option to purchase, solely at the discretion of the Company.

     The lease is for an initial 10-year period with three 5-year extensions and includes an opportunity for the Company to purchase the Acquired Facilities anytime during the second year for $42.2 million and a purchase option in the third year at a 3% premium over the original purchase option price. In addition, the lease gives the Company the right of first refusal to purchase any of the properties if the owner decides to sell. The lease is a net lease, with base rental approximating $3.45 million annually with a lease escalator at the end of the first and second lease years based on a percentage of increased operating revenues, with an aggregate annual cap of $275,000, and lease escalators each year thereafter based on increases in the consumer price index. HRT agreed to fund up to $500,000 for capital expenditure requirements. The capital expenditures funded by HRT will increase the basis and purchase option and carry a 10% lease rate. All of the Acquired Facilities in this acquisition are purpose-built assisted living communities in which the Company plans to offer both assisted and memory loss services in selected communities.

     HRT also agreed to extend a $600,000 loan to the Company for working capital purposes and for capital and other improvements to the facilities. This loan will have a 10-year term with no extensions, bearing interest at 10% annually with monthly interest-only payments. In addition, if the Company exercises its purchase option at any time on any facility, the pro rata principal portion of the loan will become due at the time the option is exercised.

(2)     Pro  Forma  Adjustments

a) To remove all assets, liabilities and net deficit of Parent company of the Acquired Facilities as Emeritus acquired the Properties through an operating lease agreement.

b) To record lease acquisition costs of approximately $ 500,000 incurred subsequent to March 31, 2003.

c) To eliminate management fees charged by Balanced Care to the Acquired Facilities of $190,000 for the three months ended March 31, 2003, and $748,000 for the twelve months ended December 31, 2002, since Emeritus is not hiring any additional administrative staff to operate the Acquired Facilities.

d) To eliminate depreciation and amortization on the Acquired Facilities as Emeritus acquired the buildings through an operating lease agreement.

e) To record amortization of lease acquisition costs of $ 13,000 for the three months ended March 31, 2003, and $50,000 for the twelve months ended
December  31,  2002,  based  on  the  initial  ten-year  lease  term.

f) To eliminate facility lease expense of $1.0 million for the three months ended March 31, 2003, and $4.0 million for the year ended December 31, 2002 for leases not assumed by Emeritus and to record facility lease expense in the amount of $862,000 for the three months ended March 31, 2003, and $3.5 million for the year ended December 31, 2002, related to the Acquired Facilities based on the lease agreement.

g)     To  eliminate  interest expense on debt that was not assumed by Emeritus.

h) To eliminate tax recorded on the Acquired Facilities since Emeritus's effective rate is 0%.

i) To eliminate impairment of property and equipment that would not have been recorded had the transaction occurred on January 1, 2002.

j) To record cash and note payable of approximately $600,000 for the working capital loan from HRT.

k) To record interest expense of approximately $15,000 for the three months ended March 31, 2003, and $60,000 for the year ended December 31, 2002, related to the working capital note which requires monthly interest-only payments bearing interest at 10% annually.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.






EMERITUS  CORPORATION

By:     /s/  Raymond  R.  Brandstrom
        ----------------------------
        Raymond  R.  Brandstrom
        Vice  President  of  Finance,
        Chief  Financial  Officer,  and  Secretary


Dated:  July  15,  2003